                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549


                            FORM 8-K




         CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
              OF THE SECURITIES EXCHANGE ACT OF 1934




                  Date of Report: April 29, 1997
                 (Date of earliest event reported)



              INTERNATIONAL BUSINESS MACHINES CORPORATION
        (Exact name of registrant as specified in its charter)




          New York               1-2360               13-0871985
  (State of Incorporation)     (Commission          (IRS employer
                              File Number)         Identification No.)



          ARMONK, NEW YORK                              10504
(Address of principal executive offices)              (Zip Code)



                                914-765-1900
                       (Registrant's telephone number)

Item 5.  Other Events.

     On April 29, 1997 the stockholders of the company approved amendments to the Certificate of Incorporation to increase the number of authorized shares of common stock from 750 million to 1,875 million, which is required to effect a two-for-one stock split approved by the company's Board of Directors on January 28, 1997. In addition, the amendments served to reduce the par value of the common shares from $1.25 per share to $.50 per share.

     Common stockholders of record at the close of business on May 9, 1997 will receive one additional share for each share held. Distribution of the additional shares is presently expected to occur on May 27, 1997, and will be effected in book-entry form, through the mailing of an account statement to each stockholder of record as of the stock split record date, crediting the additional shares of common stock as a result of the stock split.

Item 7.  Financial Statements, Pro-Forma Financial Information and
         Exhibits.

     (b)  Pro-Forma Financial Information

          The following is presented to reflect the two-for-one stock split on a historical basis. (See attachments I through V of this Form 8-K.)

            I Consolidated Statement of Earnings for the years ended December 31, 1996, 1995 and 1994.

           II Consolidated Statement of Financial Position at at December 31, 1996 and 1995.

          III Computation of Fully Diluted Earnings Per Share for 1992 through 1996.

           IV   Five-year Comparison of Selected Financial Data
                1992 through 1996.

            V   Selected Quarterly Data for 1996 and 1995.

     (c)  Exhibits

             (3)(i) Certificate of Incorporation as amended through
                    May 2, 1997.

                                SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                          INTERNATIONAL BUSINESS MACHINES CORPORATION
                                             (Registrant)



Date:  May 7, 1997




                                 By:   /s/ John R. Joyce
                                    -------------------------------
                                             (John R. Joyce)
                                      Vice President and Controller

                                                              ATTACHMENT I

                    INTERNATIONAL BUSINESS MACHINES CORPORATION
                            AND SUBSIDIARY COMPANIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                  (UNAUDITED)
(Dollars in millions                        For the Year-Ended December 31:
except per share amounts)           ________________________________________
                                       1996            1995          1994
Revenue:                            ________        ________       _________
   Hardware sales                   $ 36,316        $ 35,600       $  32,344
   Services                           15,873          12,714           9,715
   Software                           13,052          12,657          11,346
   Maintenance                         6,981           7,409           7,222
   Rentals and financing               3,725           3,560           3,425
                                    ________        ________        ________
Total revenue                         75,947          71,940          64,052

Cost:
   Hardware sales                     23,396          21,862          21,300
   Services                           12,647          10,042           7,769
   Software                            4,082           4,428           4,680
   Maintenance                         3,659           3,651           3,635
   Rentals and financing               1,624           1,590           1,384
                                    ________        ________        ________
Total cost                            45,408          41,573          38,768
                                    ________        ________        ________
Gross profit                          30,539          30,367          25,284
Operating expenses:
   Selling, general and
    administrative                    16,854          16,766          15,916
   Research, development and
    engineering                        4,654           4,170           4,363
   Purchased in-process research
    and development                      435           1,840              --
                                    ________        ________        ________
Total operating expenses              21,943          22,776          20,279

Operating income                       8,596           7,591           5,005
Other income, principally interest       707             947           1,377
Interest expense                         716             725           1,227
                                    ________        ________        ________
Earnings before income taxes           8,587           7,813           5,155
Provision for income taxes             3,158           3,635           2,134
                                    ________        ________        ________
Net earnings                           5,429           4,178           3,021
Preferred stock dividends and
 transaction costs                        20              62              84
                                    ________        ________        ________
Net earnings applicable to
 common shareholders                $  5,409        $  4,116        $  2,937
                                    ========        ========        ========
Net earnings per share
 of common stock*                   $   5.12        $   3.61        $   2.51

Average number of common shares
 outstanding*                     1,056,704,188   1,138,768,058   1,169,917,398

* Restated to reflect the two-for-one stock split of May 9, 1997.

                                                                 ATTACHMENT II

                  INTERNATIONAL BUSINESS MACHINES CORPORATION
                          AND SUBSIDIARY COMPANIES
                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                                (UNAUDITED)
                                  ASSETS



(Dollars in millions)                                At December 31   At December 31
                                                           1996            1995
                                                     _______________  ______________
Current assets:

  Cash and cash equivalents                            $   7,687       $  7,259

  Marketable securities                                      450            442

  Notes and accounts receivable - trade,
    net of allowances                                     16,515         16,450

  Sales-type leases receivable                             5,721          5,961

  Other accounts receivable                                  931            991

  Inventories                                              5,870          6,323

  Prepaid expenses and other current assets                3,521          3,265
                                                        ________       ________

Total current assets                                      40,695         40,691


Plant, rental machines and other property                 41,893         43,981
Less: Accumulated depreciation                            24,486         27,402
                                                        ________       ________
Plant, rental machines and other property - net           17,407         16,579

Software, less accumulated
  amortization (1996, $12,199; 1995, $11,276)              1,435          2,419

Investments and sundry assets                             21,595         20,603
                                                        ________       ________
Total assets                                            $ 81,132       $ 80,292
                                                        ========       ========

                                                               ATTACHMENT II

                  INTERNATIONAL BUSINESS MACHINES CORPORATION
                          AND SUBSIDIARY COMPANIES
                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION - (CONTINUED)
                                   (UNAUDITED)
                      LIABILITIES AND STOCKHOLDERS' EQUITY


(Dollars in millions)                                At December 31   At December 31
                                                           1996            1995
                                                     _______________  ______________
Current liabilities:
  Taxes                                                 $  3,029        $  2,634
  Short-term debt                                         12,957          11,569
  Accounts payable                                         4,767           4,511
  Compensation and benefits                                2,950           2,914
  Deferred income                                          3,640           3,469
  Other accrued expenses and liabilities                   6,657           6,551
                                                        ________        ________

Total current liabilities                                 34,000          31,648

Long-term debt                                             9,872          10,060
Other liabilities                                         14,005          14,354
Deferred income taxes                                      1,627           1,807
                                                        ________        ________
Total liabilities                                         59,504          57,869

Contingencies

Stockholders' equity:
  Preferred stock - par value $.01 per share                 253             253
    Shares authorized:    150,000,000
    Shares issued: 1996 -   2,610,711
                   1995 -   2,610,711

  Common stock - par value $.50* per share                 7,752           7,488
    Shares authorized:    1,875,000,000*
    Shares issued: 1996 - 1,018,141,084*
                   1995 - 1,096,398,026*

  Retained earnings                                       11,189          11,630
  Translation adjustments                                  2,401           3,036
  Treasury stock, at cost                                   (135)            (41)
    Shares:  1996 - 2,179,066*
             1995 -   849,166*

  Net unrealized gain on marketable securities               168              57
                                                        ________        ________
Total stockholders' equity                                21,628          22,423
                                                        ________        ________
Total liabilities and stockholders' equity              $ 81,132        $ 80,292
                                                        ========        ========


* Restated to reflect the two-for-one stock split of May 9, 1997.

                                                                 ATTACHMENT III
            COMPUTATION OF FULLY DILUTED EARNINGS PER SHARE
                 UNDER TREASURY STOCK METHOD SET FORTH IN
                 ACCOUNTING PRINCIPLES BOARD OPINION NO. 15
                                 (UNAUDITED)

                                                   Year Ended December 31:
                         ____________________________________________________________________________
                              1996            1995           1994            1993**         1992**
                         _____________   _____________   _____________   _____________   ____________

Number of shares on
 which published
 earnings per share
 is based:
  Average outstanding
   during year*......... 1,056,704,188   1,138,768,058   1,169,917,398   1,146,478,480   1,141,792,978

Add--Incremental
 shares under stock
 compensation and stock
 purchase plans*........     23,004,716      18,446,278      8,616,538               -               -
   --Incremental
 shares related to
 5 3/4% CGI convertible
 bonds* (average) ......              -      10,582,196     15,430,782               -               -
                           ____________   _____________  _____________   _____________   _____________
Number of shares on
 which fully
 diluted earnings
 per share is
 based*.................  1,079,708,904   1,167,796,532  1,193,964,718   1,146,478,480   1,141,792,978
                          =============   =============  =============   =============   =============
Net earnings (loss)
 applicable to common
 shareholders
 (millions) ............  $       5,409   $       4,116  $       2,937   $      (8,148)  $     (4,965)
   -- Net earnings (loss)
 effect of interest
 on 5 3/4% CGI
 convertible bonds
 (millions) ............              -               1             19               -              -
                          _____________   _____________  _____________   _____________   ____________
Net earnings (loss)
 on which fully
 diluted earnings per
 share is based
 (millions) ............  $       5,409   $       4,117  $       2,956   $      (8,148)  $     (4,965)
                          =============   =============  =============   =============   ============
Fully diluted
 earnings (loss)
 per share*.............  $        5.01   $        3.53  $        2.48   $       (7.11)  $      (4.35)
Published earnings
 (loss) per share*......  $        5.12   $        3.61  $        2.51   $       (7.11)  $      (4.35)

____________________________
*   Restated to reflect the two-for-one stock split of May 9, 1997.

** In 1993 and 1992, incremental shares under stock plans and the effect of the convertible debentures and bonds were not considered for the fully diluted earnings per share calculation due to their antidilutive effect.
    As such, the amounts reported for primary and fully diluted earnings per share are the same.

                                                             ATTACHMENT IV

                  INTERNATIONAL BUSINESS MACHINES CORPORATION
                           AND SUBSIDIARY COMPANIES
                                 (UNAUDITED)
                FIVE YEAR COMPARISON OF SELECTED FINANCIAL DATA



(Dollars in millions
except per share amounts)

For the year:                          1996     1995      1994      1993      1992

Revenue                            $ 75,947  $ 71,940  $ 64,052  $ 62,716  $ 64,523

Net earnings (loss) before
  changes in accounting principles    5,429     4,178     3,021    (7,987)   (6,865)

  Per share of common stock*           5.12      3.61      2.51     (7.01)    (6.01)

Effect of accounting changes**            -         -         -      (114)    1,900

  Per share of common stock*              -         -         -      (.10)     1.66

Net earnings (loss)                   5,429     4,178     3,021     (8,101)  (4,965)

  Per share of common stock*           5.12      3.61      2.51      (7.11)   (4.35)

Cash dividends paid on common stock     686       572       585        905    2,765

  Per share of common stock*            .65       .50       .50        .79     2.42

Investment in plant, rental machines
  and other property                  5,883     4,744     3,078      3,232    4,698

Return on stockholders' equity         24.8%     18.5%     14.3%         -        -

At end of year:

Total assets                       $ 81,132  $ 80,292  $ 81,091   $ 81,113 $ 86,705

Net investment in plant, rental
  machines and other property        17,407    16,579    16,664     17,521   21,595

Working capital                       6,695     9,043    12,112      6,052    2,955

Total debt                           22,829    21,629    22,118     27,342   29,320

Stockholders' equity                 21,628    22,423    23,413     19,738   27,624

*  Restated to reflect the two-for-one stock split of May 9, 1997.

** 1993, postemployment benefits; 1992, income taxes.

                                                                   ATTACHMENT V


                     INTERNATIONAL BUSINESS MACHINES CORPORATION
                              AND SUBSIDIARY COMPANIES

                                    (UNAUDITED)
                              SELECTED QUARTERLY DATA


(Dollars in millions except
per share and stock prices)

                                              Per Share Common Stock
                                    Net
                           Gross    Earnings   Earnings                  Stock Prices#
                Revenue    Profit   (Loss)     (Loss)     Dividends     High       Low

1996

First quarter   $ 16,559  $  6,769  $   774   $   .71*    $ .125*  $  64.44*  $  41.56*
Second quarter    18,183     7,191    1,347      1.26*      .175*     60.44*     48.06*
Third quarter     18,062     7,258    1,285      1.23*      .175*     63.94*     44.56*
Fourth quarter    23,143     9,321    2,023      1.97*      .175*     83.00*     61.56*
                ________  ________  _______   _______     ______
   Total        $ 75,947  $ 30,539  $ 5,429   $  5.12**   $  .65*
                ========  ========  =======   =======     ======

1995

First quarter   $ 15,735  $  6,664  $ 1,289   $  1.06*    $ .125*  $  42.56*  $  35.13*
Second quarter    17,531     7,631    1,716      1.49*      .125*     49.69*     41.13*
Third quarter     16,754     6,921     (538)     (.48)*     .125*     57.31*     45.81*
Fourth quarter    21,920     9,151    1,711      1.54*      .125*     51.19*     43.88*
                ________  ________  _______   _______     ______
   Total        $ 71,940  $ 30,367  $ 4,178   $  3.61*   $  .50*
                ========  ========  =======   =======     ======

*   Restated to reflect the two-for-one stock split of May 9, 1997.

** The sum of the quarter's earnings per share does not equal the year-to-date earnings per share due to changes in average share calculations. This in accordance with prescribed reporting requirements.

# The stock prices reflect the high and low prices for IBM's common stock on the New York Stock Exchange composite tape for the last two years.